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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


    Date of Report (Date of earliest event reported)     DECEMBER 29, 2004
                                                    ---------------------------


                               EMRISE CORPORATION
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             (Exact name of registrant as specified in its charter)


           DELAWARE                     001-10346                77-0226211
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(State or other jurisdiction           (Commission              (IRS Employer
      of incorporation)               File Number)           Identification No.)

        9485 HAVEN AVENUE, SUITE 100, RANCHO CUCAMONGA, CALIFORNIA 91730
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               (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code       (909) 987-9220
                                                  ------------------------------

                                 NOT APPLICABLE
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          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 1.01.        ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On December 29, 2004, Emrise Corporation entered into a Securities Purchase Agreement and a Registration Rights Agreement. The Securities Purchase Agreement provides for the issuance by Emrise to 17 record holders in a private offering an aggregate of 12,503,500 shares of common stock of Emrise at a purchase price of $1.44 per share and five-year investor warrants to purchase up to an additional 3,125,875 shares of common stock of Emrise at an exercise price of $1.73 per share.

         Emrise has agreed to pay cash placement agent fees of approximately $1,035,000 and to issue five-year placement agent warrants to purchase up to an aggregate of 757,210 shares of common stock of Emrise in connection with the offering. Emrise anticipates that the closing date for the transactions contemplated by the Securities Purchase Agreement will be no later than January 15, 2005.

         Emrise has agreed to register for resale the shares of common stock issued to investors and the shares of common stock issuable upon exercise of the investor warrants and placement warrants. The registration obligations require, among other things, that Emrise file an initial registration statement with the Securities and Exchange Commission no later than the 45th day following the closing date and cause the registration statement to be declared effective no later than the 150th day following the closing date. If Emrise is unable to meet these obligations or is unable to maintain the effectiveness of the registration in accordance with the requirements of the Registration Rights Agreement, then Emrise will be required to pay to each investor liquidated damages equal to 1% of the amount paid by the investor for the Emrise common shares still owned by the investor on the date of the default and 2% of the amount paid by the investor for the Emrise common shares still owned by the investor on each monthly anniversary of the date of the default that occurs prior to the cure of the default. The maximum aggregate liquidated damages payable to any investor will be equal to 10% of the aggregate amount paid by the investor for Emrise common shares pursuant to the Securities Purchase Agreement.

         The investor warrants and the placement warrants contain customary anti-dilution provisions for stock splits, stock dividends and the like and contain a net exercise cashless exercise feature that will permit the warrants to be exercised for a net number of shares using the spread between the warrant exercise price and the average of the closing sale prices for the five trading days immediately prior to the exercise of the warrant as payment for a reduced number of common shares. Use of the cashless exercise feature by the investors is limited to times when a valid resale prospectus is not then available for use by the investors.

         The investor warrants and the placement warrants also contain a call provision. The call provision generally provides that if, at any time after the first anniversary of the issuance of the warrants, the volume weighted average trading price of Emrise common stock for each of 30 consecutive trading days exceeds $3.46, a valid resale prospectus is available for the shares of common stock underlying the warrants or the shares are eligible for resale without volume restrictions pursuant to Rule 144(k) under the Securities Act of 1933, and Emrise has complied with its obligations under the warrant and related agreements, then Emrise may require the warrant holder to exercise the warrant in full (subject to the 9.999% limitation described below) on the 30th day following written notice to the warrant holder if the call eligibility criteria described above continue to be met until that date.

         In addition, the investor warrants and the placement warrants contain provisions limiting the exercise or call of the warrants to the extent necessary to insure that following the exercise or call, the total number of shares of common stock then beneficially owned by the warrant holder and its affiliates and others whose beneficial ownership would be aggregated with the holder's for purposes of Section 13(d) of the Securities Exchange Act of 1934 does not exceed 9.999% of the total number of then issued and outstanding shares of Emrise common stock (including for such purpose the shares of common stock issuable upon such exercise or call).


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         The Securities Purchase Agreement, Registration Rights Agreement and
placement agent arrangements contain various indemnification provisions in connection with the offering and registration of the shares and warrants. There are no material relationships between Emrise or its affiliates and any of the investors or placement agents, except that each of The Pinnacle Fund, L.P. and JLF Asset Management, LLC is anticipated to become a beneficial owner of more than 5% of Emrise's outstanding common stock at the closing of the offering.

ITEM 3.02.        UNREGISTERED SALES OF EQUITY SECURITIES.

         As described in Item 1.01 of this report, Emrise anticipates issuing shares of common stock and warrants to purchase shares of common stock at the closing of the Securities Purchase Agreement described in Item 1.01.

         Also, since September 30, 2004, Emrise issued or agreed to issue to Hayden Communications, Inc. warrants to purchase an aggregate of 100,000 shares of common stock at exercise prices ranging from $0.85 to $1.15 per share as partial consideration for investor relations services.

         Exemption from the registration provisions of the Securities Act of 1933 for the transactions described above is claimed under Section 4(2) of the Securities Act of 1933, among others, on the basis that such transactions did not involve any public offering and the purchasers were accredited and had access to the kind of information registration would provide. Appropriate investment representations were obtained, and the securities were or will be issued with restricted securities legends.

ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS.

(a)      Financial Statements of Businesses Acquired.
         --------------------------------------------

         Not applicable.

(b)      Pro Forma Financial Information.
         --------------------------------

         Not applicable.

(c)      Exhibits.
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  Number               Description
  ------               -----------

  10.1 Securities Purchase Agreement dated December 29, 2004 among Emrise Corporation and the investors listed on an attachment thereto

  10.2 Registration Rights Agreement dated December 29, 2004 among Emrise Corporation and the investors who are parties to the Securities Purchase Agreement listed as Exhibit 10.1

  10.3 Form of Investor Warrant to be issued by Emrise Corporation at the closing to the investors who are parties to the Securities Purchase Agreement listed as Exhibit 10.1


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  Number               Description
  ------               -----------

  10.4 Form of Placement Warrant to be issued by Emrise Corporation at the closing to the following placement agents for the following numbers of underlying shares of common stock: Roth Capital Partners LLC (650,310 shares), Bathgate Capital Partners (81,900 shares), and H.C. Wainwright & Co. (25,000 shares))


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  December 30, 2004          EMRISE CORPORATION

                                  By: /S/ RANDOLPH D. FOOTE
                                      ------------------------------------------
                                      Randolph D. Foote, Chief Financial Officer


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                    INDEX TO EXHIBITS ATTACHED TO THIS REPORT


 Number               Description
 ------               -----------

  10.1 Securities Purchase Agreement dated December 29, 2004 among Emrise Corporation and the investors listed on an attachment thereto

  10.2 Registration Rights Agreement dated December 29, 2004 among Emrise Corporation and the investors who are parties to the Securities Purchase Agreement listed as Exhibit 10.1

  10.3 Form of Investor Warrant to be issued by Emrise Corporation at the closing to the investors who are parties to the Securities Purchase Agreement listed as Exhibit 10.1

  10.4 Form of Placement Warrant to be issued by Emrise Corporation at the closing to the following placement agents for the following numbers of underlying shares of common stock: Roth Capital Partners LLC (650,310 shares), Bathgate Capital Partners (81,900 shares), and H.C. Wainwright & Co. (25,000 shares))


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